UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

CanAm Uranium Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	522259 (Commission File Number)	None (IRS Employer Identification No.)

Crown Plaza Building
114 W. Magnolia Street, Suite 424
Bellingham, Washington 98225
(Address of principal executive offices) (Zip Code)

(206) 274-7598
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 17, 2007, Ryan Gibson resigned as President and Chief Executive Officer of CanAm Uranium Corp. (“CanAm”). Mr. Gibson will continue to serve as Chairman of the Board of Directors. David Hayes, CanAm’s current Chief Financial Officer, was appointed by the Board of Directors as President and Chief Executive Officer effective December 17, 2007, which appointment Mr. Hayes accepted. Mr. Hayes’ current terms of compensation with CanAm were not amended in connection with his appointment and President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CanAm Uranium Corp.
(Registrant)

Date: December 19, 2007	By: /s/ David Hayes
Name: David Hayes
Title: President and Chief Executive Officer